Supplemental Financials 4Q23 and FY23 Earnings March 5, 2024

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company's expectations regarding net sales and adjusted EBITDA for the year ended December 31, 2024. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, (vii) global economic instability and potential supply chain disruption caused by Russia’s invasion of Ukraine and resulting sanctions, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. This list of risks, uncertainties, and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Any or all forward-looking statements that we make may turn out to be wrong (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP income (loss) before income taxes, the closest comparable GAAP measures to Adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict without unreasonable efforts the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating Adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Q4 and Full Year 2023 Results Summary Q4 Total Net Sales: $200M; 6.9% y/y growth FY Total Net Sales: $747M; 6.2% y/y growth  Q4 Adjusted EBITDA: $19.6M; 9.8% of sales vs $10M in 4Q22; 5.4% of sales FY Adjusted EBITDA: $46.3; 6.2% of sales vs $27.4M in FY22; 3.9% of sales FY23 Sales & Marketing: $386M; 51.7% of sales FY23 R&D: $80.2M; 10.7% of sales

Q4 2023 Key Messages Strong fundamentals with compelling growth opportunity and value proposition across diverse portfolio Merger thesis remains intact Capitalizing on market disruption through expansion of distributor network Commitment to profitable growth Solid operational execution with sequential gains in Adjusted EBITDA and gross margin

Fourth Quarter and Full Year Revenues Q4 FY23 * Y/Y Growth (Decline) on Proforma Constant Currency basis Total Revenues $200.3M Total Revenues $746.6M +6.2%* +6.9%* Diversified and complementary portfolio platform with broad clinical reach Bone Growth Therapies $58.8M; +15.3% Bone Growth Therapies $212.5M; +13.5% Global Orthopedics $30.6M; +2.7%* Global Orthopedics $115.3M; +5.2%* Spinal Implants, Biologics, & Enabling Technology $418.8M; +3.1%* Spinal Implants, Biologics, & Enabling Technology $111.1M; +4.0%*

Complementary High Growth Portfolio

$7B of Focused High-Growth Market Segments* | 6.1% CAGR

Spinal Implants

Motion Preservation
Spinal Fixation

Orthopedics

Limb Reconstruction
Deformity Correction


Synergistic
Product
Platform

Biologics

Cellular Allograft
Demineralized Bone Matrices
Synthetic Bone Grafts

Bone Growth Therapies

Bone Growth Stimulation
Non-Surgical Alternative
Regenerative Technology

Enabling Technologies

Machine-vision 7D FLASH™ Navigation

SmartTRAK® 2022 – 2026 U.S. Estimates
*Focused growth segments include Enabling Technologies, Motion Preservation, Interbody, DBM, LLIF/OLIF, MIS and Long Bone Stimulation

©2024 Orthofix Medical Inc. All rights reserved | 6

ORTHOFIX SeaSpine

2024 Full Year Guidance* $785 – 795M Revenue $62 – 67M Adjusted EBITDA Revenue ranges above represent 5% to 7% year-over-year growth Guidance information is as of March 5, 2024, based on guidance provided by Orthofix leadership on that date. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect ay confirmation or update of, that guidance by Orthofix leadership as of any date other than March 5, 2024. *As of the Company’s Q4 2023 Earnings Call hosted on March 5, 2024 Cash Flow Positive Exiting Q4 2024

2024 Key Priorities Profitable Growth Synergistic Product Platform Innovation Sustainable differentiated growth engine Adjusted EBITDA improvements Effective management of cash flow Optimization of cost synergies Cash flow positive for Q4 2024 Avoid “growth at all cost” Leverage technologies and sales channels across all product segments Diversified portfolio with complementary multifunctional applications Continuum of musculoskeletal care integrated by enabling technologies Cross selling opportunities Continued innovation as a growth driver Allocation of resources to high value businesses Product development that enables market share gain Extension of existing product pipeline

Condensed Consolidated Balance Sheets         (U.S. Dollars, in thousands, except par value data)   December 31, 2023   December 31, 2022           Assets         Current assets         Cash and cash equivalents   $ 33,107   $ 50,700 Restricted cash   4,650   — Accounts receivable, net of allowances of $7,130 and $6,419, respectively   128,098   82,857 Inventories   222,166   100,150 Prepaid expenses and other current assets   32,422   22,283 Total current assets   420,443   255,990 Property, plant, and equipment, net   159,060   58,229 Intangible assets, net   117,490   47,388 Goodwill   194,934   71,317 Other long-term assets   33,388   25,705 Total assets   $ 925,315   $ 458,629 Liabilities and shareholders’ equity         Current liabilities         Accounts payable   $ 58,357   $ 27,598 Current portion of long-term debt   1,250   — Current portion of finance lease liability   708   652 Other current liabilities   104,908   55,374 Total current liabilities   165,223   83,624 Long-term debt   93,107   — Long-term portion of finance lease liability   18,532   19,239 Other long-term liabilities   49,723   18,906 Total liabilities   326,585   121,769 Contingencies         Shareholders’ equity         Common shares $0.10 par value; 100,000 shares authorized; 37,165 and 20,162 issued and outstanding as of December 31, 2023 and 2022, respectively   3,717   2,016 Additional paid-in capital   746,450   334,969 Retained earnings (accumulated deficit)   (150,144)   1,251 Accumulated other comprehensive loss   (1,293)   (1,376) Total shareholders’ equity   598,730   336,860 Total liabilities and shareholders’ equity   $ 925,315   $ 458,629

Condensed Consolidated Statements of Operations                 Three Months Ended   Year Ended December 31, December 31, (U.S. Dollars, in thousands, except share and per share data)   2023   2022   2023   2022 (Unaudited)   Net sales $ 200,415 $ 122,229 $ 746,641 $ 460,713 Cost of sales 63,785 33,053 260,368 123,544 Gross profit   136,630   89,176   486,273   337,169 Sales and marketing 97,749 59,324 385,736 228,810 General and administrative 34,535 25,470 144,659 79,966 Research and development 18,941 13,152 80,231 49,065 Acquisition-related amortization and remeasurement 3,720 2,274 14,757 (7,404) Operating loss   (18,315)   (11,044)   (139,110)   (13,268) Interest expense, net (4,500) (229) (8,631) (1,288) Other income (expense), net 766 4,286 (938) (3,150) Loss before income taxes   (22,049)   (6,987)   (148,679)   (17,706) Income tax expense (125) (75) (2,716) (2,043) Net loss   $ (22,174) $ (7,062)   $ (151,395)   $ (19,749) Net loss per common share: Basic $ (0.59) $ (0.35) $ (4.12) $ (0.98) Diluted (0.59) (0.35) (4.12) (0.98) Weighted average number of common shares (in millions): Basic 37.3 20.2 36.7 20.1 Diluted 37.3 20.2 36.7 20.1

Net Sales by Major Product Category (as reported)                     Three Months Ended December 31, (Unaudited, U.S. Dollars, in millions)   2023   2022   Change   Constant Currency Change Bone Growth Therapies $ 58.8 $ 51.0 15.3% 15.3% Spinal Implants, Biologics, and Enabling Technologies 111.0 42.5 161.2% 160.7% Global Spine   169.8   93.5   81.6%   81.4% Global Orthopedics 30.6 28.7 6.8% 2.7% Net sales   $ 200.4   $ 122.2   64.0%   62.9%                   Net Sales by Major Product Category (as reported)                     Year Ended December 31, (Unaudited, U.S. Dollars, in millions)   2023   2022   Change   Constant Currency Change Bone Growth Therapies $ 212.5 $ 187.2 13.5% 13.5% Spinal Implants, Biologics, and Enabling Technologies 418.8 166.0 152.4% 152.4% Global Spine   631.3   353.2   78.8%   78.7% Global Orthopedics 115.3 107.5 7.2% 5.2% Net sales   $ 746.6   $ 460.7   62.1%   61.6%

Net Sales by Major Product Category (pro forma)

(Unaudited, U.S. Dollars, in millions)	Three Months Ended December 31, 2023	2022 Pro Forma	Change	Constant Currency Change
Bone Growth Therapies	$ 58.8	$ 51.0	15.3%	15.3%
U.S. Spinal Implants, Biologics and Enabling Technologies	100.6	96.4	4.4%	4.4%
International Spinal Implants, Biologics, and Enabling Technologies	10.4	10.3	0.7%	0.1%
Total Spinal Implants, Biologics, and Enabling Technologies	111.0	106.7	4.0%	4.0%
Global Spine	169.8	157.7	7.7%	7.6%
Global Orthopedics	30.6	28.7	6.8%	2.7%
Net sales	$ 200.4	$ 186.4	7.5%	6.9%

-

Net Sales by Major Product Category (proforma)

(Unaudited, U.S. Dollars, in millions)	Year Ended December 31, 2023	2022 Pro Forma	Change	Constant Currency Change
Bone Growth Therapies	$ 212.5	$ 187.2	13.5%	13.5%
U.S. Spinal Implants, Biologics and Enabling Technologies	379.4	352.5	7.6%	7.6%
International Spinal Implants, Biologics, and Enabling Technologies	39.4	53.6	(26.5%)	(26.6%)
Total Spinal Implants, Biologics, and Enabling Technologies**	418.8	406.0	3.1%	3.1%
Global Spine	631.3	593.3	6.4%	6.4%
Global Orthopedics	115.3	107.5	7.2%	5.2%
Net sales***	$ 746.6	$ 700.8	6.5%	6.2%

** Pro forma net sales for 2022 for Spinal Implants, Biologics, and Enabling Technologies include the impact of final Spinal Implant stocking orders to European distributors prior to SeaSpine's exit from that market. Excluding the impact of these transactions, net sales growth for this product category was 6.3% on a pro forma reported basis and pro forma constant currency basis.

*** Pro forma net sales for 2022 include the impact of final Spinal Implant stocking orders to European distributors prior to SeaSpine's exit from that market. Excluding the impact of these transactions, net sales growth was 8.4% on a pro forma reported basis and 8.1% on a pro forma constant currency basis.

©2024 Orthofix Medical Inc. All rights reserved | 12

ORTHOFIX® SeaSpine

Proforma Non-GAAP Financial Measures On the Company’s Q4 2023 earnings call held on March 5, 2024, Orthofix management presented Proforma Adjusted EBITDA and Adjusted Proforma Gross Margin, both of which are non-GAAP financial measures, for the 4th quarter of 2022.  Those proforma non-GAAP financial measures are intended to report the financial impact of the merger with SeaSpine on Adjusted EBITDA and Adjusted Gross Margin as if the merger had occurred on January 1, 2022, in order to assist investors with comparing those proforma results to those same non-GAAP financial measures as reported for the 4th quarter of 2023.  A reconciliation of proforma Adjusted EBITDA for each quarter of 2022 to the nearest GAAP financial measure for each of SeaSpine and Orthofix is presented on this slide. For further information on the reasons for and nature of non-GAAP disclosures by Orthofix and descriptions of the adjustments used to calculate non-GAAP financial measures, please see the Company’s Current Report on Form 8 K filed on March 5, 2024.

Historical 2022 Quarterly Proforma Adjusted EBITDA On the Company’s Q4 2023 earnings call held on March 5, 2024, Orthofix management presented Proforma Adjusted EBITDA and Adjusted Proforma Gross Margin, both of which are non-GAAP financial measures, for the 4th quarter of 2022.  Those proforma non-GAAP financial measures are intended to report the financial impact of the merger with SeaSpine on Adjusted EBITDA and Adjusted Gross Margin as if the merger had occurred on January 1, 2022, in order to assist investors with comparing those proforma results to those same non-GAAP financial measures as reported for the 4th quarter of 2023.  A reconciliation of proforma Adjusted EBITDA for each quarter of 2022 to the nearest GAAP financial measure for each of SeaSpine and Orthofix is presented on this slide. For further information on the reasons for and nature of non-GAAP disclosures by Orthofix and descriptions of the adjustments used to calculate non-GAAP financial measures, please see the Company’s Current Report on Form 8 K filed on March 5, 2024.

Historical 2022 Quarterly Proforma Adjusted Gross Margin On the Company’s Q4 2023 earnings call held on March 5, 2024, Orthofix management presented Proforma Adjusted EBITDA and Adjusted Proforma Gross Margin, both of which are non-GAAP financial measures, for the 4th quarter of 2022.  Those proforma non-GAAP financial measures are intended to report the financial impact of the merger with SeaSpine on Adjusted EBITDA and Adjusted Gross Margin as if the merger had occurred on January 1, 2022, in order to assist investors with comparing those proforma results to those same non-GAAP financial measures as reported for the 4th quarter of 2023.  A reconciliation of proforma Adjusted EBITDA for each quarter of 2022 to the nearest GAAP financial measure for each of SeaSpine and Orthofix is presented on this slide. For further information on the reasons for and nature of non-GAAP disclosures by Orthofix and descriptions of the adjustments used to calculate non-GAAP financial measures, please see the Company’s Current Report on Form 8 K filed on March 5, 2024.